UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 22, 2008

NS8 CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	333-75956	13-4142621
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1311 Howe Street Vancouver, British Columbia	V6Z 2P3
(Address of Principal Executive Offices)	(Zip Code)

(604) 677-6994
Registrant’s telephone number, including area code:

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Resignation of Directors

On July 22, 2008, Uriel E. Kusiatin resigned from the Board of Directors of NS8 Corporation (the "Company"). Mr. Kusiatin’ resignation was for personal reasons and did not relate to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

(b)	Resignation of Principal Officers

On July 22, 2008, Uriel E. Kusiatin resigned as President and Chief Executive Officer of the Company. His resignation did not relate to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS8 Corporation
(Registrant)

Date: July 22, 2008	By:	/s/ George O’Leary
George O’Leary
Chairman and Chief Financial Officer